Investing                                     [PHOTO OF PHONE & STOCKS
for the                                        ON DESK APPEARS HERE]
21st
Century(TM)




   Annual Report September 30, 1998


                                   EATON VANCE
                                   INCOME FUND
                                   OF BOSTON



                      Global Management-Global Distribution

[PHOTO OF STATUE OF RIDER                             [PHOTO OF CITY SKYLINE
 ON HORSE APPEARS HERE]                                    APPEARS HERE]

Eaton Vance Income Fund of Boston as of September 30, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes,
President


Eaton Vance Income Fund of Boston had a total return of 1.0% for the year ended September 30, 1998./1/ That return was the result of a decline in net asset value per share from $8.70 on September 30, 1997 to $8.03 on September 30, 1998, and the reinvestment of $0.78 in dividends. By comparison, the Lehman Brothers High Yield Bond Index - a widely recognized, unmanaged index of high-yield corporate bonds - had a total return of 1.7% for the same period. The average return of funds in the Lipper High Current Yield category was -1.8%./2/

Based on the Fund's most recent dividend and a net asset value per share of $8.03, the Fund had a distribution rate of 10.00% on September 30, 1998./3/ The Fund's SEC yield was 9.25% on September 30, 1998./4/


A slowing global economy and weaker corporate profits halted the high-yield rally...

The past fiscal year was marked by extraordinary volatility in the high yield market. Backed by a robust stock market and continued low inflation, the high-yield market registered a strong advance that lasted well into the summer. Starting in mid-July, however, concerns over Asian economic weakness, turmoil in some emerging markets, and the possibility of lower U.S. corporate profits created a weaker climate for the sector. Investors found comfort in U.S. Treasury bonds, forcing yields higher for virtually every other fixed-income asset class.


Income Fund of Boston continues to rate high among taxable bond funds...

Even amid a difficult market environment, Income Fund of Boston again garnered high marks for its long-term performance. The Fund's risk-adjusted performance through September 30, 1998 earned it a Four-Star Overall Morningstar/TM/ Rating among 1,491 taxable bond funds/5/ - a nationally recognized monitor of mutual fund performance.


Today's high-yield market offers a major yield advantage...

To be sure, the recent volatility of the high-yield market demonstrates the increased risks associated with this asset class. Yet, despite signs of an economic slowdown, the high-yield market continues to play a major role in capital formation for growing companies. Moreover, high-yield bonds today offer a yield advantage not seen in nearly a decade. We believe that this market will continue to provide good long-term opportunities for investors. In the pages that follow, portfolio manager Michael Weilheimer reviews the past year in the high-yield markets and offers his outlook for the year ahead.

                                       Sincerely,

                                       /s/ James B. Hawkes

                                       James B. Hawkes
                                       President
                                       November 9, 1998

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1998


Performance/6/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One year                                                               1.0%
Five years                                                             9.3
Ten years                                                             10.4


SEC Average Annual Total Returns (including 4.75% sales charge)
--------------------------------------------------------------------------------
One year                                                              -3.8%
Five years                                                             8.3
Ten years                                                              9.8


Ten Largest Holdings/7/ By total net assets
--------------------------------------------------------------------------------
Nextel Communications Corp.                                            2.5%
Esprit Telecom Group PLC                                               2.1
Allegiance Telecom, Inc.                                               2.0
Echostar Corp.                                                         1.9
Nextlink Communications, Inc.                                          1.6
Allied Waste North America Corp.                                       1.6
Telewest Communications PLC                                            1.5
Hyperion Telecommunications, Inc.                                      1.5
IXC Communications, Inc.                                               1.4
CSC Holdings Corp.                                                     1.4


/1/ This return does not include the Fund's maximum 4.75% sales charge. /2/ It is not possible to invest directly in an Index or Lipper category. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Morningstar ratings reflect historical risk-adjusted performance as of 9/30/98 and are subject to change every month. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the Funds' 3-,5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. For the 3-year period, the Fund received 3 stars (1491 funds); for the 5-year period, 5 stars (940 funds); and for the 10-year period, 4 stars (346 funds). The top 10% of the funds in a category receive 5 stars; the next 22.5%, 4 stars; the next 35%, 3 stars. /6/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. /7/ Ten largest holdings account for 17.5% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets of the Fund. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Income Fund of Boston as of September 30, 1998

MANAGEMENT DISCUSSION

[PHOTO OF MICHAEL W. WEILHEIMER APPEARS HERE]

Michael W. Weilheimer,
Portfolio Manager


An interview with Michael W. Weilheimer, portfolio manager of Eaton Vance Income Fund of Boston.

Q:Mike, the high-yield market has encountered some turbulence in 1998. What events have contributed to the market's recent volatility?

A:The high-yield market posted strong results through the first half of the year, as the economy remained on track and inflation was under control. In August and September, however, the market came under severe pressure as a perception of increasing risk pushed yields higher for all non-Treasury segments of the bond market. Investors were concerned that a slower global economy might result in lower corporate revenues and earnings.

  Quality spreads - the difference in yields for bonds of different quality and classes - have widened significantly. That was true in the investment grade universe as well as the high yield market. High yield spreads - once as narrow as 290 basis points (2.9%) over Treasuries - have recently widened to 700 basis points (7.0%). Those are levels not seen since 1990, when the economy was in recession and default rates were three times higher than they are today.

  Second, a liquidity squeeze has compounded the issue. Foreign investment into the high-yield market has turned negative. Meanwhile, broker-dealers lightened their inventories in advance of their year-end.

  Finally, while the majority of high-yield companies continue to meet earnings estimates, some have reported lower earnings results, casting a further shadow over the market. Theses events created a difficult climate for the high-yield market.

Q:Have the market's difficulties had an impact on the supply of high yield bonds?

A:Yes. Supply has tapered off dramatically in recent months. Given the economic uncertainties and the significant widening of yield spreads, many new offerings have been shelved for the time being. Actually, the decline in new supply could be a favorable development as the market gradually sorts itself out. Excesses tend to develop in any market that experiences robust performance over a sustained period. The high-yield market has been no different. Over time, it's likely that supply and demand will once again reach a good balance and investors will recognize the excellent values that exist in the market.


--------------------------------------------------------------------------------


Rating Distribution/1/
--------------------------------------------------------------------------------
By total investments

                            [PIE CHART APPEARS HERE]

                             Aaa               0.7%
                             Ba                6.5%
                             B1                6.1%
                             B2               19.1%
                             B3               41.8%
                             Caa              11.2%
                             Non-Rated        14.6%



Five Largest Industry Weightings/1/
--------------------------------------------------------------------------------
By total net assets

                           [BAR CHART APPEARS HERE]


                   Wireline Communications Services   18.1%
                   Broadcast & Cable                  12.0%
                   Wireless Comm. Services             9.0%
                   Business Services - Misc            5.7%
                   Lodging & Gaming                    5.6%


/1/ Because the Fund is actively managed, Quality Ratings and Industry
    Weightings are subject to change. Five largest sector holdings account for 50.4% of the Fund.


--------------------------------------------------------------------------------
  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Income Fund of Boston as of September 30, 1998

MANAGEMENT DISCUSSION CONT'D


Q:How  have you positioned the Fund in this difficult environment?

A:As always, we have continued to focus on companies with strong business fundamentals, a sound business plan, and the ability to generate adequate cash flow. While we still focus primarily on B rated credits with the potential of future upgrades, we have increased our exposure to BB rated credits in recent months.

  As anecdotal evidence suggests that the global slowdown is finally reaching the U.S., we've continued to focus on defensive sectors of the market while de-emphasizing the cyclical industries. Communications and cable companies were the Fund's largest industry weightings at September 30, 1998. These are areas of the economy that typically generate strong cash flow even as overall economic activity is slowing. The Fund also had an exposure to food retailers, which are also relatively recession-resistant.

Q:You indicated that communications bonds are still among your core industry weightings. Why have they played such a major role in your strategy?

A:Many smaller companies have emerged in recent years, transforming the communications business and offering a widening array of services. In their early development phase, these companies have large capital needs as they build out their infrastructure. The high-yield bond market has been a traditional source of capital for these companies. With the explosion of communications services, such as Internet and voice, video and data transmission, the presence of these companies in the market is likely to continue.

  Nextel Communications Corp., for example, more than doubled its digital subscribers in the past year and became the first all-digital, domestic wireless company to reach positive cash flow. If past trends hold true, we believe that smaller, specialized telecom companies could be attractive acquisition candidates for larger industry players. That would bring validation to the industry, in the same way that Microsoft's entry helped validate the cable sector.

  Meanwhile, opportunities are emerging abroad as well. Esprit Telecom Group PLC is building a strong customer base and network in the European telephony market. Another large holding, London-based Telewest PLC is partially owned by U.S. West. The company is increasing its profile in the valuable London market, where its primary competitor is British Telecom.

Q:You mentioned that food companies are among your non-cyclical holdings. What is attractive about that group?

A:Food items are non-discretionary purchases and, as a result, food packaging and retailing companies are considered fairly recession-resistant. Among the Fund's food-related holdings are companies that produce household favorites, including fruit and vegetable producer Del Monte Corp. and International Home Foods, which makes Gulden's Mustard and Chef Boyardee products.

  Among food retailers, the Fund owns Star Market Co., a major supermarket chain in New England. The company has reorganized management in recent years and has been especially successful in targeting new store locations. In the past year, Star has introduced successful new products and services that have contributed to strong revenue growth.

Q:Are there any new areas that the Fund has entered in recent months?

A:Yes. The Fund has found interesting opportunities among the operators of movie theaters, including Regal Cinemas, Inc., Cinemark USA, Inc., and Loews Cineplex Entertainment. The theater industry has enjoyed strong box office receipts in recent years as audiences have

Eaton Vance Income Fund of Boston as of September 30, 1998

MANAGEMENT DISCUSSION CONT'D


  attended movies in record numbers. Strong demand has, in turn, helped fuel theater expansion into new locations while adding pricing flexibility. As relatively inexpensive entertainment, the movie theater industry tends to be less affected by changes in the overall economy, an attractive characteristic in an uncertain economic period.

Q:Mike, looking ahead, what is your outlook for the high-yield market in the coming year?

A:The immediate horizon is clouded somewhat by the uncertainty over the direction of the economy. While we're still seeing fairly sound growth, the effect of the Asian and Latin American problems on aggregate demand remains in question. This uncertainty has contributed to the flight to quality I referred to earlier, and the recent weakness in the high-yield market. While the market volatility has been unsettling to many investors, it has also created some unusually good values among high-yield bonds. Over time, those values are likely to attract investors.

  Over the intermediate-term, I believe the outlook is quite favorable. The high-yield universe has grown to $600 billion and is a major financing mechanism for emerging technologies and smaller companies across the economic spectrum. We are likely to see many more excellent opportunities in the years ahead for yield-oriented, long-term investors. I believe that Income Fund of Boston is well-positioned to share in those opportunities.


                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Income Fund of Boston vs. the Lehman Brothers
High Yield Bond Index*

September 30, 1988 -- September 30, 1998

  Date               Fund/NAV                 Fund/SC               LMHYBI
 9/30/88              $10,000                  $9,523              $10,000
10/31/88              $10,128                  $9,645              $10,121
11/30/88              $10,160                  $9,675              $10,181
12/31/88              $10,277                  $9,787              $10,229
 1/31/89              $10,453                  $9,954              $10,409
 2/28/89              $10,486                  $9,986              $10,431
 3/31/89              $10,518                 $10,017              $10,350
 4/30/89              $10,608                 $10,103              $10,394
 5/31/89              $10,792                 $10,278              $10,595
 6/30/89              $10,869                 $10,351              $10,727
 7/31/89              $10,947                 $10,425              $10,713
 8/31/89              $11,003                 $10,478              $10,749
 9/30/89              $10,976                 $10,453              $10,569
10/31/89              $10,792                 $10,278              $10,318
11/30/89              $10,703                 $10,193              $10,297
12/31/89              $10,712                 $10,202              $10,314
 1/31/90              $10,458                  $9,960              $10,092
 2/28/90              $10,003                  $9,527               $9,884
 3/31/90               $9,924                  $9,451              $10,143
 4/30/90               $9,972                  $9,497              $10,126
 5/31/90              $10,191                  $9,705              $10,321
 6/30/90              $10,412                  $9,916              $10,571
 7/31/90              $10,650                 $10,142              $10,856
 8/31/90              $10,169                  $9,684              $10,238
 9/30/90               $9,542                  $9,087               $9,490
10/31/90               $9,247                  $8,806               $8,992
11/30/90               $9,088                  $8,655               $9,273
12/31/90               $9,052                  $8,621               $9,325
 1/31/91               $9,030                  $8,599               $9,581
 2/28/91               $9,610                  $9,152              $10,629
 3/31/91              $10,129                  $9,646              $11,255
 4/30/91              $10,923                 $10,402              $11,717
 5/31/91              $10,981                 $10,457              $11,738
 6/30/91              $11,298                 $10,760              $12,085
 7/31/91              $11,765                 $11,204              $12,472
 8/31/91              $11,952                 $11,382              $12,759
 9/30/91              $12,265                 $11,680              $12,936
10/31/91              $12,700                 $12,094              $13,368
11/30/91              $12,853                 $12,240              $13,438
12/31/91              $12,930                 $12,313              $13,631
 1/31/92              $13,472                 $12,830              $14,111
 2/28/92              $13,791                 $13,134              $14,460
 3/31/92              $14,117                 $13,444              $14,639
 4/30/92              $14,303                 $13,622              $14,695
 5/31/92              $14,461                 $13,772              $14,902
 6/30/92              $14,686                 $13,986              $15,042
 7/31/92              $14,918                 $14,207              $15,269
 8/31/92              $15,117                 $14,396              $15,469
 9/30/92              $15,240                 $14,513              $15,627
10/31/92              $15,076                 $14,357              $15,407
11/30/92              $15,146                 $14,424              $15,601
12/31/92              $15,293                 $14,564              $15,779
 1/31/93              $15,649                 $14,903              $16,238
 2/28/93              $15,974                 $15,213              $16,524
 3/31/93              $16,203                 $15,430              $16,737
 4/30/93              $16,351                 $15,571              $16,882
 5/31/93              $16,603                 $15,811              $17,083
 6/30/93              $16,946                 $16,138              $17,442
 7/31/93              $17,118                 $16,302              $17,611
 8/31/93              $17,171                 $16,352              $17,759
 9/30/93              $17,158                 $16,340              $17,805
10/31/93              $17,539                 $16,703              $18,165
11/30/93              $17,774                 $16,927              $18,252
12/31/93              $18,042                 $17,182              $18,478
 1/31/94              $18,459                 $17,579              $18,879
 2/28/94              $18,600                 $17,714              $18,830
 3/31/94              $18,055                 $17,194              $18,119
 4/30/94              $17,843                 $16,993              $17,995
 5/31/94              $17,938                 $17,083              $18,005
 6/30/94              $18,022                 $17,163              $18,060
 7/31/94              $17,957                 $17,101              $18,214
 8/31/94              $17,891                 $17,038              $18,343
 9/30/94              $17,887                 $17,034              $18,344
10/31/94              $17,911                 $17,057              $18,387
11/30/94              $17,697                 $16,854              $18,155
12/31/94              $17,810                 $16,961              $18,289
 1/31/95              $17,970                 $17,113              $18,537
 2/28/95              $18,397                 $17,520              $19,172
 3/31/95              $18,489                 $17,608              $19,379
 4/30/95              $19,006                 $18,100              $19,872
 5/31/95              $19,488                 $18,559              $20,429
 6/30/95              $19,508                 $18,578              $20,565
 7/31/95              $19,852                 $18,905              $20,819
 8/31/95              $19,779                 $18,836              $20,884
 9/30/95              $19,899                 $18,950              $21,140
10/31/95              $20,001                 $19,047              $21,210
11/30/95              $20,199                 $19,236              $21,458
12/31/95              $20,533                 $19,554              $21,796
 1/31/96              $20,915                 $19,918              $22,179
 2/28/96              $21,263                 $20,249              $22,197
 3/31/96              $21,127                 $20,120              $22,182
 4/30/96              $21,275                 $20,261              $22,231
 5/31/96              $21,510                 $20,485              $22,364
 6/30/96              $21,526                 $20,500              $22,549
 7/31/96              $21,682                 $20,648              $22,654
 8/31/96              $22,030                 $20,980              $22,899
 9/30/96              $22,568                 $21,492              $23,451
10/31/96              $22,644                 $21,565              $23,631
11/30/96              $23,023                 $21,925              $24,097
12/31/96              $23,354                 $22,241              $24,270
 1/31/97              $23,632                 $22,505              $24,507
 2/28/97              $24,065                 $22,918              $24,912
 3/31/97              $23,567                 $22,443              $24,541
 4/30/97              $23,838                 $22,702              $24,800
 5/31/97              $24,500                 $23,332              $25,330
 6/30/97              $25,013                 $23,821              $25,682
 7/31/97              $25,745                 $24,518              $26,387
 8/31/97              $25,911                 $24,676              $26,327
 9/30/97              $26,557                 $25,291              $26,849
10/31/97              $26,543                 $25,277              $26,873
11/30/97              $26,737                 $25,462              $27,129
12/31/97              $27,156                 $25,861              $27,367
 1/31/98              $27,859                 $26,531              $27,860
 2/28/98              $28,201                 $26,857              $28,023
 3/31/98              $28,694                 $27,327              $28,286
 4/30/98              $28,834                 $27,460              $28,398
 5/31/98              $28,861                 $27,485              $28,497
 6/30/98              $28,913                 $27,534              $28,599
 7/31/98              $29,102                 $27,715              $28,762
 8/31/98              $26,863                 $25,582              $27,175
 9/30/98              $26,816                 $25,538              $27,297


Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                               1.0%
Five years                                                             9.3
Ten years                                                             10.4


SEC Average Annual Total Returns (including 4.75% sales charge)
--------------------------------------------------------------------------------
One year                                                              -3.8%
Five years                                                             8.3
Ten years                                                              9.8




* Source: Towers Data Systems, Bethesda, MD.
  The chart compares the Fund's total return with that of the Lehman Brothers High Yield Bond Index, a broad-based, unmanaged market index of high-yield corporate bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.
+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted.
  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

Eaton Vance Income Fund of Boston as of September 30, 1998

PORTFOLIO OF INVESTMENTS


Corporate Bonds & Notes -- 89.7%


                                                Principal
                                                Amount
                                                (000's
Security                                        omitted)          Value
--------------------------------------------------------------------------------

Apparel -- 2.3%
--------------------------------------------------------------------------------
Cluett American Corp., Sr. Sub. Notes,
10.125%, 5/15/08/(1)/                           $ 1,320           $  1,214,400
Glenoit Corp., Sr. Sub. Notes, 11.00%,
4/15/07                                           2,300              2,254,000
William Carter Co., Sr. Sub. Notes,
10.375%, 12/1/06                                  1,575              1,653,750
--------------------------------------------------------------------------------
                                                                  $  5,122,150
--------------------------------------------------------------------------------

Auto and Parts -- 2.0%
--------------------------------------------------------------------------------
Cambridge Industries, Inc., Sr. Sub.
Notes, 10.25%, 7/15/07                          $   630           $    592,200
Key Plastics, Inc., Sr. Notes, 14.00%,
11/15/99                                          1,500              1,620,000
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08/(1)/                               2,550              2,409,750
--------------------------------------------------------------------------------
                                                                  $  4,621,950
--------------------------------------------------------------------------------

Banks - Regional -- 0.2%
--------------------------------------------------------------------------------
First Nationwide Holdings, Inc., Sr.
Notes, 12.50%, 4/15/03                          $   400           $    459,500
--------------------------------------------------------------------------------
                                                                  $    459,500
--------------------------------------------------------------------------------

Broadcasting and Cable -- 9.6%
--------------------------------------------------------------------------------
Adelphia Communications Corp., Sr. Notes,
9.875%, 3/1/07                                  $ 1,120           $  1,209,600
Adelphia Communications Corp., Sr. Notes,
10.50%, 7/15/04                                     660                721,050
Century Communications, Sr. Notes, 8.75%,
10/1/07                                             600                631,500
Chancellor Media Corp., Sr. Sub. Notes,
9.00%, 10/1/08/(1)/                               1,800              1,818,000
Digital Television Services, Inc., Guaranteed
Notes, 12.50%, 8/1/07                             1,440              1,533,600
Echostar DBS Corp., Sr. Sec. Notes, 12.50%,
7/1/02                                            3,300              3,456,749
Golden Sky Systems, Sr. Sub. Notes, 12.375%,
8/1/06/(1)/                                       1,340              1,346,700
Intermedia Capital Partners, Sr. Sub. Notes,
11.25%, 8/1/06                                      500                557,500
Marcus Cable Co., Sr. Debs., 11.875%, 10/1/05       200                211,000
Marcus Cable Co., Sr. Disc. Notes, 14.25%,
(0% until 2000), 12/15/05                         2,500              2,331,250
NTL, Inc., Sr. Notes, 10.00%, 2/15/07             1,100              1,119,250
NTL, Inc., Sr. Notes, 9.75%, (0% until 2003),
4/1/08/(1)/                                         800                484,000
Star Choice Communications, Sr. Sec. Notes,
13.00%, 12/15/05                                    200                191,000
Telewest PLC, Debs., 9.625%, 10/1/06              1,565              1,580,650
Telewest PLC, Debs., 11.00%, (0% until 2002),
10/1/07                                           2,250              1,867,500
UIH Australia/Pacific, Inc., Sr. Disc. Notes,
Series B, 14.00%, (0% until 2001), 5/15/06          400                170,000
UIH Australia/Pacific, Inc., Sr. Disc. Notes,
Series D, 14.00%, (0% until 2001), 5/15/06          500                212,500
United International Holdings, Inc., Sr. Disc.
Notes, 10.75%, (0% until 2003), 2/15/08           4,450              2,158,250
--------------------------------------------------------------------------------
                                                                  $ 21,600,099
--------------------------------------------------------------------------------

Business Services -- 3.7%
--------------------------------------------------------------------------------
AP Holdings, Inc., Sr. Disc. Notes, 11.25%,
(0% until 2003), 3/15/08                        $ 2,450           $  1,176,000
Apcoa, Inc., Sr. Sub. Notes, 9.25%, 3/15/08         300                271,500
Apcoa, Inc., Sr. Sub. Notes, 9.25%, 3/15/08         530                471,700
Federal Data Corp., Sr. Sub. Notes, 10.125%,
8/1/05                                            1,080                993,600
Geologistics Corp., Sr. Notes, 9.75%, 10/15/07      920                851,000
Intertek Finance PLC, Sr. Sub. Notes, 10.25%,
11/1/06                                           1,400              1,316,000
Spin Cycle, Inc., Sr. Disc. Notes, 12.75%,
(0% until 2001), 5/1/05/(1)/                        850                459,000
Viasystems, Inc., Sr. Sub. Notes, 9.75%,
6/1/07                                              895                832,350
Viasystems, Inc., Sr. Sub. Notes, Series B,
9.75%, 6/1/07                                       900                837,000
Wesco International, Inc., Sr. Disc. Notes,
11.125%, (0% until 2003), 6/1/08                  2,150              1,171,750
--------------------------------------------------------------------------------
                                                                  $  8,379,900
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 5.4%
--------------------------------------------------------------------------------
Allied Waste Industries, Inc., Sr. Disc.
Notes, 11.30%, (0% until 2002), 6/1/07          $ 1,950           $  1,452,750
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Principal
                                                Amount
                                                (000's
Security                                        omitted)          Value
--------------------------------------------------------------------------------

Business Services - Miscellaneous (continued)
--------------------------------------------------------------------------------
Allied Waste North America, Inc., Sr. Sub.
Notes, LOC, 10.25%, 12/1/06                     $ 2,050           $  2,244,750
Anthony Crane Rentals, Sr. Notes, 10.375%,
8/1/08/(1)/                                       1,600              1,528,000
Crown Castle International Corp., Sr. Disc.
Notes, 10.625%, (0% until 2002), 11/15/07         1,350                843,750
Pinnacle Holdings, Inc., Sr. Disc. Notes,
10.00%, (0% until 2003), 3/15/08                    980                519,400
Richmont Marketing Special, Sr. Sub. Notes,
10.125%, 12/15/07/(1)/                            2,745              2,470,500
Spectrasite Holdings, Inc., Sr. Disc. Notes,
12.00%, (0% until 2003), 7/15/08/(1)/             3,200              1,520,000
Unisite, Inc., Sub. Notes, 13.00%,
(0% until 2000), 12/15/04/(1)/                    1,500              1,655,625
--------------------------------------------------------------------------------
                                                                  $ 12,234,775
--------------------------------------------------------------------------------

Chemicals -- 1.2%
--------------------------------------------------------------------------------
NL Industries, Inc., Sr. Notes, 11.75%,
10/15/03                                        $ 1,260           $  1,367,100
Sterling Chemicals Holdings, Inc., Sr. Sub.
Notes, 11.75%, 8/15/06                            1,560              1,349,400
--------------------------------------------------------------------------------
                                                                  $  2,716,500
--------------------------------------------------------------------------------

Communications Equipment -- 0.7%
--------------------------------------------------------------------------------
Jordan Telecom Products, Inc., Sr. Disc.
Notes, 11.75%, (0% until 2000), 8/1/07          $ 2,000           $  1,480,000
--------------------------------------------------------------------------------
                                                                  $  1,480,000
--------------------------------------------------------------------------------

Computer Equipment -- 0.9%
--------------------------------------------------------------------------------
Unisys Corp., Sr. Notes, 11.75%, 10/15/04       $   400           $    452,000
Unisys Corp., Sr. Notes, 12.00%, 4/15/03          1,400              1,568,000
--------------------------------------------------------------------------------
                                                                  $  2,020,000
--------------------------------------------------------------------------------

Containers and Packaging -- 1.7%
--------------------------------------------------------------------------------
Applied Extrusion Inc., Sr. Notes, 11.50%,
4/1/02                                          $ 1,500           $  1,522,500
Consumers International, Inc., Sr. Notes,
10.25%, 4/1/05                                      985              1,019,475
S.D. Warren Co., Sr. Sub. Notes, 12.00%,
12/15/04                                          1,200              1,305,000
--------------------------------------------------------------------------------
                                                                  $  3,846,975
--------------------------------------------------------------------------------

Electric Utilities -- 1.6%
--------------------------------------------------------------------------------
Cal Energy Company, Inc., Sr. Notes,
9.50%, 9/15/06                                  $ 1,500           $  1,672,035
Calpine Corp., Sr. Notes, 7.875%, 4/1/08          2,000              1,950,000
--------------------------------------------------------------------------------
                                                                  $  3,622,035
--------------------------------------------------------------------------------

Electrical Equipment -- 0.4%
--------------------------------------------------------------------------------
Wavetek Corp., Sr. Sub. Notes, 10.125%,
6/15/07                                         $   840           $    798,000
--------------------------------------------------------------------------------
                                                                  $    798,000
--------------------------------------------------------------------------------

Engineering and Construction -- 1.3%
--------------------------------------------------------------------------------
Level 3 Communications, Inc., Sr. Notes,
9.125%, 5/1/08                                  $ 3,190           $  3,030,500
--------------------------------------------------------------------------------
                                                                  $  3,030,500
--------------------------------------------------------------------------------

Entertainment -- 4.1%
--------------------------------------------------------------------------------
Australis Media Ltd., Sub. Disc. Notes,
15.75%, (0% until 2000), 5/15/03/(2)/           $ 1,122           $     14,030
Cinemark USA, Inc., Sr. Sub. Notes,
8.50%, 8/1/08                                     1,660              1,593,600
Loews Cineplex Entertain, Sr. Sub. Notes,
8.875%, 8/1/08/(1)/                               1,700              1,689,375
Premier Parks, Inc., Sr. Disc. Notes, 10.00%,
(0% until 2003), 4/1/08                           1,200                753,000
Premier Parks, Inc., Sr. Notes, 9.25%, 4/1/06     1,400              1,387,750
Regal Cinemas, Inc., Sr. Sub. Notes, 9.50%,
6/1/08/(1)/                                       2,070              2,101,050
SFX Entertainment, Inc., Sr. Sub. Notes,
9.125%, 2/1/08                                      370                345,950
Telemundo Holdings, Inc., Sr. Disc. Notes,
11.50%, (0% until 2003), 8/15/08/(1)/             2,450              1,298,500
--------------------------------------------------------------------------------
                                                                  $  9,183,255
--------------------------------------------------------------------------------

Foods -- 3.2%
--------------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes, 9.625%, 8/1/07   $ 1,160           $  1,102,000
Del Monte Corp., Sr. Notes, 12.25%, 4/15/07       1,600              1,752,000
Del Monte Foods Co., Sr. Disc. Notes, 12.50%,
(0% until 2002), 12/15/07                         1,350                769,500
Grupo Azucarero Mexico, Sr. Notes, 11.50%,
1/15/05                                           1,200                360,000

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Principal
                                                Amount
                                                (000's
Security                                        omitted)          Value
--------------------------------------------------------------------------------

Foods (continued)
--------------------------------------------------------------------------------
International Home Foods, Inc., Sr. Sub.
Notes, 10.375%, 11/1/06                         $ 2,250           $  2,385,000
RAB Enterprises, Inc., Sr. Notes, 10.50%,
5/1/05/(1)/                                         960                907,200
--------------------------------------------------------------------------------
                                                                  $  7,275,700
--------------------------------------------------------------------------------

Health Services -- 0.6%
--------------------------------------------------------------------------------
Dade International, Inc., Sr. Sub. Notes,
11.125%, 5/1/06                                 $ 1,200           $  1,296,000
--------------------------------------------------------------------------------
                                                                  $  1,296,000
--------------------------------------------------------------------------------

Household Products -- 1.9%
--------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                $ 1,120           $  1,008,000
Corning Consumer Product, Inc., Sr. Sub.
Notes, 9.625%, 5/1/08/(1)/                          715                582,725
Diamond Brands, Inc., Debs., 12.875%,
(0% until 2003), 4/15/09/(1)/                       700                294,000
Diamond Brands, Inc., Sr. Sub. Notes,
10.125%, 4/15/08/(1)/                             1,120              1,041,600
Icon Health and Fitness, Inc., Sr. Sub.
Notes, 13.00%, 7/15/02                            1,000                520,000
Jafra Cosmetics International, Inc., Sr.
Sub. Notes, 11.75%, 5/1/08/(1)/                   1,000                920,000
--------------------------------------------------------------------------------
                                                                  $  4,366,325
--------------------------------------------------------------------------------

Information Services -- 3.3%
--------------------------------------------------------------------------------
Cellnet Data Systems, Inc., Sr. Disc.
Notes, 14.00%, (0% until 2002), 10/1/07         $ 2,600           $  1,040,000
Diva Systems Corp., Sr. Disc. Notes,
12.625%, (0% until 2003), 3/1/08/(1)/             1,500                540,000
Orbital Imaging Corp., Sr. Notes,
11.625%, 3/1/05                                     940                846,000
Psinet, Inc., Sr. Notes, 10.00%, 2/15/05          1,900              1,909,500
Splitrock Services, Inc., Sr. Notes,
11.75%, 7/15/08/(1)/                              1,000                915,000
Verio, Inc., Sr. Notes, 10.375%, 4/1/05           1,340              1,333,300
Verio, Inc., Sr. Notes, 13.50%, 6/15/04             800                884,000
--------------------------------------------------------------------------------
                                                                  $  7,467,800
--------------------------------------------------------------------------------

Lodging and Gaming -- 5.6%
--------------------------------------------------------------------------------
Aztar Corp., Sr. Sub. Notes, 13.75%,
10/1/04                                         $ 1,000           $  1,085,000
Empress Entertainment, Sr. Sub. Notes,
8.125%, 7/1/06/(1)/                                 500                497,500
Extended Stay America, Sr. Sub. Notes,
9.15%, 3/15/08                                    1,875              1,753,125
Harvey Casinos Resorts, Sr. Sub. Notes,
10.625%, 6/1/06                                   1,950              2,076,750
HMH Properties, Sr. Notes, 7.875%, 8/1/05           300                301,500
HMH Properties, Sr. Notes, 7.875%, 8/1/08         2,000              1,985,000
Horseshoe Gaming L.L.C., Sr. Sub. Notes,
9.375%, 6/15/07                                   1,700              1,666,000
Lady Luck Gaming, First Mortgage Bonds,
11.875%, 3/1/01                                     750                757,500
Showboat Marina Casino, 1st Mtg. Notes,
13.50%, 3/15/03                                   1,500              1,642,500
Sun International Hotels, Sr. Sub. Notes,
9.00%, 3/15/07                                      750                765,000
--------------------------------------------------------------------------------
                                                                  $ 12,529,875
--------------------------------------------------------------------------------

Machinery -- 0.3%
--------------------------------------------------------------------------------
Alvey Systems, Inc., Sr. Sub. Notes,
11.375%, 1/31/03                                $   600           $    625,500
--------------------------------------------------------------------------------
                                                                  $    625,500
--------------------------------------------------------------------------------

Manufacturing -- 3.3%
--------------------------------------------------------------------------------
GSI Group, Inc., Sr. Sub. Notes, 10.25%,
11/1/07                                         $   920           $    782,000
IMO Industries, Sr. Sub. Notes, 11.75%,
5/1/06                                            1,070              1,155,600
Iron Age Corp., Sr. Sub. Notes, 9.875%,
5/1/08/(1)/                                         500                437,500
MCMS, Inc., Sr. Sub. Notes, 9.75%, 3/1/08           670                402,000
P&L Coal Holdings Corp., Sr. Sub. Notes,
9.625%, 5/15/08/(1)/                              2,480              2,480,000
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, (0% until 2002), 6/15/09/(1)/      3,467              2,132,205
--------------------------------------------------------------------------------
                                                                  $  7,389,305
--------------------------------------------------------------------------------

Medical Products -- 0.3%
--------------------------------------------------------------------------------
Alliance Imaging, Sr. Sub. Notes, 9.625%,
12/15/05                                        $   800           $    770,000
--------------------------------------------------------------------------------
                                                                  $    770,000
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Principal
                                                Amount
                                                (000's
Security                                        omitted)          Value
--------------------------------------------------------------------------------

Metals - Industrial -- 0.6%
--------------------------------------------------------------------------------
GS Technologies Corp., Sr. Notes,
12.25%, 10/1/05                                 $ 1,500           $  1,365,000
--------------------------------------------------------------------------------
                                                                  $  1,365,000
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 3.1%
--------------------------------------------------------------------------------
Dailey International, Inc., Sr. Notes,
9.50%, 2/15/08                                  $ 2,280           $  1,390,800
Grant Geophysical, Inc., Sr. Notes,
9.75%, 2/15/08                                    1,400              1,120,000
Ocean Energy, Inc., Sr. Sub. Notes,
8.875%, 7/15/07                                   3,000              3,015,000
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08/(1)/      2,350              1,386,500
--------------------------------------------------------------------------------
                                                                  $  6,912,300
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 1.0%
--------------------------------------------------------------------------------
Coho Energy, Inc., Sr. Sub. Notes,
8.875%, 10/15/07                                $ 1,000           $    935,000
Energy Corp. of America, Sr. Sub.
Notes, 9.50%, 5/15/07                               650                588,250
United Refining Co., Sr. Notes,
10.75%, 6/15/07                                     800                656,000
--------------------------------------------------------------------------------
                                                                  $  2,179,250
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.8%
--------------------------------------------------------------------------------
Asia Pulp and Paper, Debs., 12.00%,
12/29/49                                        $ 1,500           $    753,165
Indah Kiat Finance Mauritius, Sr.
Unsec. Notes, 10.00%, 7/1/07                        850                369,750
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Notes, 10.75%, 10/1/07               600                264,000
Tjiwi Kimia Finance Mauritus, Ltd.,
Guaranteed Sr. Sub. Notes, 10.00%, 8/1/04           700                301,000
--------------------------------------------------------------------------------
                                                                  $  1,687,915
--------------------------------------------------------------------------------

Printing and Business Products -- 0.7%
--------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                          $ 1,650           $  1,625,250
--------------------------------------------------------------------------------
                                                                  $  1,625,250
--------------------------------------------------------------------------------

Publishing -- 1.4%
--------------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25%, (0% until 2002), 12/15/08        $   730           $    445,300
Newsquest Capital Corp., Sr. Sub. Notes,
11.00%, 5/1/06                                    1,256              1,416,140
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.375%, 5/15/07/(1)/                             1,200              1,212,000
--------------------------------------------------------------------------------
                                                                  $  3,073,440
--------------------------------------------------------------------------------

Retail - Food and Drug -- 2.9%
--------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub. Notes,
10.25%, 5/15/07                                 $ 2,400           $  2,448,000
Pantry, Inc., Sr. Sub. Notes, 10.25%,
10/15/07                                          2,500              2,462,500
Star Markets Co., Sr. Sub. Notes,
13.00%, 11/1/04                                   1,550              1,701,125
--------------------------------------------------------------------------------
                                                                  $  6,611,625
--------------------------------------------------------------------------------

Retail - General -- 2.4%
--------------------------------------------------------------------------------
Advance Holding Corp., Debs., 12.875%,
(0% until 2003), 4/15/09/(1)/                   $ 1,000           $    575,000
Advance Stores Co., Inc., Sr. Sub.
Notes, 10.25%, 4/15/08/(1)/                       1,600              1,560,000
Franks Nursery and Crafts, Sr. Sub.
Notes, 10.25%, 3/1/08                               800                788,000
Kindercare Learning Ctrs., Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                        1,900              1,795,500
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                    750                761,250
--------------------------------------------------------------------------------
                                                                  $  5,479,750
--------------------------------------------------------------------------------

Transportation -- 0.2%
--------------------------------------------------------------------------------
MTL, Inc., Sr. Sub. Notes, Variable
Rate, 6/15/06/(1)/                              $   400           $    380,000
--------------------------------------------------------------------------------
                                                                  $    380,000
--------------------------------------------------------------------------------

Wireless Communication Services -- 7.1%
--------------------------------------------------------------------------------
America Mobile/AMSC Acquisition Corp.,
Sr. Notes, 12.25%, 4/1/08                       $   900           $    544,500
Colt Telecom Group PLC, Notes, 7.625%,
7/31/08                                           1,000                540,024
Dobson Communications Corp., Sr. Notes,
11.75%, 4/15/07                                   1,820              1,829,100

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Principal
                                                Amount
                                                (000's
Security                                        omitted)          Value
--------------------------------------------------------------------------------

Wireless Communication Services (continued)
--------------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08/(1)/                             $ 1,700           $  1,530,000
Ionica PLC, Sr. Notes, 13.50%, 8/15/06              400                128,000
Millicom International Cellular, Sr. Disc.
Notes, 13.50%, (0% until 2001), 6/1/06            1,800              1,161,000
Mobile Telecom Technology, Sr. Notes, 13.50%,
12/15/02                                          1,000              1,125,000
Nextel Communications, Inc., Sr. Disc.
Notes, 9.75%, (0% until 1999), 8/15/04            2,085              2,006,813
Nextel Communications, Inc., Sr. Disc.
Notes, 9.75%, (0% until 2002), 10/31/07           1,200                723,000
Nextel International, Inc., Sr. Disc. Notes,
12.125%, (0% until 2003), 4/15/08                 3,750              1,706,250
Omnipoint Corp., Sr. Notes, 11.625%, 8/15/06        645                403,125
Orange PLC, Sr. Notes, 8.00%, 8/1/08                300                294,000
Orion Network Systems, Inc., Sr. Disc.
Notes, 12.50%, (0% until 2002), 1/15/07             400                282,000
Orion Network Systems, Inc., Sr. Notes,
11.25%, 1/15/07                                   1,400              1,358,000
Viatel, Inc., Sr. Disc. Notes, 12.50%,
(0% until 2003), 4/15/08                          1,250                600,000
Viatel, Inc., Sr. Notes, 11.25%, 4/15/08          1,875              1,696,875
--------------------------------------------------------------------------------
                                                                  $ 15,927,687
--------------------------------------------------------------------------------

Wireline Communication Services -- 15.9%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc., Sr. Disc. Notes,
11.75%, (0% until 2003), 2/15/08                $ 3,905           $  1,718,200
Allegiance Telecom, Inc., Sr. Notes, 12.875%,
5/15/08                                           2,950              2,802,500
Call-Net Enterprises, Inc., Sr. Disc. Notes,
8.94%, (0% until 2003), 8/15/08                   2,930              1,714,050
Call-Net Enterprises, Inc., Sr. Notes, 8.00%,
8/15/08                                             180                171,000
Esat Telecom Group PLC, Sr. Deferred Coupon
Notes, 12.50%, (0% until 2002), 2/1/07            1,625              1,040,000
Esat Telecom Group PLC, Sr. Deferred Coupon
Notes, 12.50%, (0% until 2002), 2/1/07              900                576,000
Esprit Telecom Group PLC, Sr. Notes, 11.50%,
12/15/07                                          2,550              2,390,625
Esprit Telecom Group PLC, Sr. Notes, 10.875%,
6/15/08/(1)/                                      2,500              2,262,500
Facilicom International, Sr. Notes, 10.50%,
1/15/08                                           1,160              1,009,200
Global Crossing Holding Ltd., Sr. Notes,
9.625%, 5/15/08/(1)/                              2,945              2,878,738
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07                                    800                752,000
Hyperion Telecommunications, Inc., Sr. Notes,
12.25%, 9/1/04                                    3,275              3,234,062
Icg Holdings, Inc., Sr. Disc. Notes, 12.50%,
(0% until 2001), 5/1/06                           2,010              1,442,175
Intermedia Communications, Inc., Sr. Notes,
8.60%, 6/1/08                                     1,990              1,980,050
Metronet Communications, Sr. Disc. Notes,
10.75%, (0% until 2002), 11/1/07                  1,200                732,000
Metronet Communications, Sr. Notes, 12.00%,
8/15/07                                           1,250              1,337,500
Netia Holdings B.V., Sr. Disc. Notes, 11.25%,
(0% until 2001), 11/1/07                            300                123,000
Nextlink Communications, Inc., Sr. Notes,
12.50%, 4/15/06                                   1,680              1,818,600
Nextlink Communications, Inc., Sr. Notes,
9.625%, 10/1/07                                   1,570              1,538,600
Primus Telecom Group, Sr. Notes, 11.75%,
8/1/04                                            1,150              1,115,500
Primus Telecom Group, Sr. Notes, 9.875%,
5/15/08                                             600                525,000
RSL Commerce, Ltd., Sr. Notes, 12.25%,
11/15/06                                          1,140              1,179,900
SBA Communications Corp., Sr. Disc. Notes,
12.00%, (0% until 2003), 3/1/08                   2,930              1,567,550
Versatel Telecom B.V., Sr. Notes, 13.25%,
5/15/08/(1)/                                      1,960              1,901,200
--------------------------------------------------------------------------------
                                                                  $ 35,809,950
--------------------------------------------------------------------------------

Total Corporate Bonds & Notes
  (identified cost $216,568,249)                                  $201,888,311
--------------------------------------------------------------------------------

Preferred Stocks -- 7.4%

Security                                        Shares            Value
--------------------------------------------------------------------------------

Apparel -- 0.4%
--------------------------------------------------------------------------------
Cluett American Corp., 12.50% (PIK)/(1)/        1,000             $    930,000
--------------------------------------------------------------------------------
                                                                  $    930,000
--------------------------------------------------------------------------------

Broadcasting and Cable -- 2.4%
--------------------------------------------------------------------------------
21st Century Telecom Group, 13.75% (PIK)          207             $    165,600

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                  Shares            Value
--------------------------------------------------------------------------------

Broadcasting and Cable (continued)
--------------------------------------------------------------------------------
Adelphia Communications Corp., 13% (PIK)  12,000            $  1,395,000
CSC Holdings, Inc., Series M,             27,898               3,082,728
11.125% (PIK)
Echostar Communications, 12.125% (PIK)       874                 830,020
--------------------------------------------------------------------------------
                                                            $  5,473,348
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.2%
--------------------------------------------------------------------------------
Unisite, Inc., 8.5% (PIK)/(3)/             1,080            $    534,353
--------------------------------------------------------------------------------
                                                            $    534,353
--------------------------------------------------------------------------------

Communications Equipment -- 0.4%
--------------------------------------------------------------------------------
Jordan Telecom Products, Inc., 13.25%        700            $    805,000
(PIK)/(1)/
--------------------------------------------------------------------------------
                                                            $    805,000
--------------------------------------------------------------------------------

Machinery -- 0.2%
--------------------------------------------------------------------------------
MMH Holdings, Inc., 12% (PIK)                384            $    328,320
--------------------------------------------------------------------------------
                                                            $    328,320
--------------------------------------------------------------------------------

Wireless Communication Services -- 1.8%
--------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%  (PIK) 1,005            $    904,500
E.spire Communications, Inc.,              1,105                 917,479
12.75% (PIK)
Nextel Communications, Inc.,               1,268               1,141,200
11.125% (PIK)
Rural Cellular Corp., 11.375% (PIK)        1,028                 925,593
Viatel, Inc., 10% (PIK)                    1,559                 109,130
--------------------------------------------------------------------------------
                                                            $  3,997,902
--------------------------------------------------------------------------------

Wireline Communication Services -- 2.0%
--------------------------------------------------------------------------------
Intermedia Communications, Inc., 7%       45,000            $  1,094,063
(PIK)
IXC Communications, Inc., Series B,        2,956               3,148,139
12.5% (PIK)
Nextlink Communications, 14% (PIK)         5,196                 270,192
--------------------------------------------------------------------------------
                                                            $  4,512,394
--------------------------------------------------------------------------------

Total Preferred Stocks
    (identified cost $17,103,235)                           $ 16,581,317
--------------------------------------------------------------------------------

Broadcasting and Cable -- 0.0%
--------------------------------------------------------------------------------
21st Century Telecom Group,                  200            $         --
Warrants/(2)//(3)/
Star Choice Communications,                4,632                      --
Warrants/(2)//(3)/
UIH Australia/Pacific, Inc.,                 900                       9
Warrants/(2)//(3)/
United International Holdings,
Inc., Warrants Exp. 11/15/99/(2)//(3)/     1,960                   4,900
--------------------------------------------------------------------------------
                                                            $      4,909
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.0%
--------------------------------------------------------------------------------
Unisite, Inc., Warrants/(2)//(3)/            750            $         --
--------------------------------------------------------------------------------
                                                            $         --
--------------------------------------------------------------------------------

Chemicals -- 0.0%
--------------------------------------------------------------------------------
Sterling Chemicals Holdings,               2,400            $     21,300
Common/(2)//(3)/
--------------------------------------------------------------------------------
                                                            $     21,300
--------------------------------------------------------------------------------

Communications Equipment -- 0.0%
--------------------------------------------------------------------------------
Jordan Telecom Products, Inc.,               700            $         --
Common/(2)//(3)/
--------------------------------------------------------------------------------
                                                            $         --
--------------------------------------------------------------------------------

Foods -- 0.0%
--------------------------------------------------------------------------------
Specialty Foods Acquisition
Corp., Common/(2)//(3)/                   12,000            $        120
--------------------------------------------------------------------------------
                                                            $        120
--------------------------------------------------------------------------------

Information Services -- 0.1%
--------------------------------------------------------------------------------
Cellnet Data Systems, Inc.,
Warrants                                   2,000            $         20
Exp. 10/1/07/(2)//(3)/
Concentric Network Corp.,                    800                  42,296
Warrants/(2)//(3)/
Orbital Imaging Corp.,                       940                      --
Warrants/(2)//(3)/
Verio, Inc., Warrants/(2)//(3)/            6,400                 250,944
--------------------------------------------------------------------------------
                                                            $    293,260
--------------------------------------------------------------------------------

Metals - Industrial -- 0.0%
Gulf States Steel, Warrants/(2)//(3)/        600            $         30
--------------------------------------------------------------------------------
                                                            $         30
--------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Income Fund of Boston  as of September 30, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                      Shares            Value
--------------------------------------------------------------------------------

Wireless Communication Services -- 0.1%
--------------------------------------------------------------------------------
America Mobile, Warrants Exp.                    900            $         --
4/01/08/(2)//(3)/
Loral Space and Communications
Ltd., Common/(2)//(3)/                         1,036                  15,929
Microcell Telecommunication,                  14,600                 195,607
Warrants/(2)//(3)/
Nextel Communications, Inc.,
Class A, Common/(2)//(3)/                      2,788                  56,106
Nextel Communications, Warrants
Exp. 4/25/99/(2)//(3)/                         1,800                   1,080
--------------------------------------------------------------------------------
                                                                $    268,722
--------------------------------------------------------------------------------

Wireline Communication Services -- 0.2%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc., Warrants
Exp. 2/15/08/(2)//(3)/                         6,230            $     67,845
Esat Holdings, Ltd., Warrants/(2)//(3)/          900                  31,500
Hyperion Telecommunications,
Inc., Common/(2)//(3)/                         6,060                  33,391
Intermedia Communications,
Inc., Common/(2)//(3)/                         1,649                  40,566
Metronet Communications,                         772                  13,791
Common/(2)//(3)/
MGC Communications, Inc., Warrants
Exp. 10/01/04/(2)/                             1,420                  61,983
Optel, Inc., Common/(2)/                       1,460                  29,200
Primus Telecom Group, Warrants,
Exp. 8/1/04/(2)//(3)/                          1,150                  40,250
Versatel Telecom B.V.,                         1,960
Warrants/(2)//(3)/                                                        --
--------------------------------------------------------------------------------
                                                                $    318,526
--------------------------------------------------------------------------------

Total Common Stocks, Warrants and Rights
    (identified cost $593,646)                                  $    906,867
--------------------------------------------------------------------------------

Short-Term Investments -- 0.7%

                                             Principal
                                             Amount
Security                                     (000's omitted)    Value
--------------------------------------------------------------------------------
Corporate Asset Funding, 5.6%,               $ 1,500            $  1,500,000
10/1/98
--------------------------------------------------------------------------------

Total Short-Term Investments
    (at amortized cost $1,500,000)                              $  1,500,000
--------------------------------------------------------------------------------

Total Investments -- 98.2%
    (identified cost $235,765,130)                              $220,876,495
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 1.8%                          $  4,083,342
--------------------------------------------------------------------------------


Net Assets -- 100%                                              $224,959,837
--------------------------------------------------------------------------------

(PIK) Payment-in-kind.

/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold this security until maturity.

/(2)/ Non-income producing security.

/(3)/ Restricted security.


                       See notes to financial statements

Eaton Vance Income Fund of Boston  as of September 30, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of September 30, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost, $235,765,130)                         $220,876,495
Cash                                                              33,032
Receivable for investments sold                                  212,549
Receivable for Fund shares sold                                  587,983
Interest and dividends receivable                              5,530,506
Receivable for open forward foreign currency
    contracts                                                      1,294
--------------------------------------------------------------------------------
Total assets                                                $227,241,859
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                           $    932,396
Payable for investments purchased                                686,015
Payable for Fund shares redeemed                                 517,239
Payable to affiliate for Trustees' fees                              451
Other accrued expenses                                           145,921
--------------------------------------------------------------------------------
Total liabilities                                           $  2,282,022
--------------------------------------------------------------------------------
Net Assets for 28,030,767 shares of beneficial interest
   outstanding                                              $224,959,837
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                             $246,974,025
Accumulated net realized loss (computed
    on the basis of identified cost)                          (6,728,826)
Accumulated distributions in excess of net
    investment income                                           (398,049)
Net unrealized depreciation (computed
    on the basis of identified cost)                         (14,887,313)
--------------------------------------------------------------------------------
Total                                                       $224,959,837
--------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
--------------------------------------------------------------------------------
($224,959,837/28,030,767 shares of
    beneficial interest outstanding)                        $       8.03
--------------------------------------------------------------------------------


Computation of Offering Price
--------------------------------------------------------------------------------
Maximum offering price per share (100/95.25 of $8.03)       $       8.43
--------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price is reduced.


Statement of Operations

For the Year Ended
September 30, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends                                                   $  1,774,616
Interest                                                      21,293,568
Miscellaneous                                                    283,370
--------------------------------------------------------------------------------
Total investment income                                     $ 23,351,554
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                      $  1,421,385
Trustees fees and expenses                                        28,765
Service fees                                                     342,391
Transfer and dividend disbursing agent fees                      231,621
Custodian fee                                                    130,746
Registration fees                                                 60,215
Legal and accounting services                                     40,769
Printing and postage                                              35,124
Miscellaneous                                                     77,390
--------------------------------------------------------------------------------
Total expenses                                              $  2,368,406
--------------------------------------------------------------------------------


Net investment income                                       $ 20,983,148
--------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  7,821,773
    Foreign currency transactions                                 (2,300)
--------------------------------------------------------------------------------
Net realized gain                                           $  7,819,473
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $(28,050,697)
    Foreign currency and forward foreign currency                  1,322
        exchange contracts
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(28,049,375)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $(20,229,902)
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $    753,246
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)             Year Ended             Year Ended
in Net Assets                   September 30, 1998     September 30, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income             $ 20,983,148          $  16,070,390
    Net realized gain                    7,819,473              1,829,861
    Net change in unrealized
        appreciation
        (depreciation)                 (28,049,375)            10,934,314
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                   $    753,246          $  28,834,565
--------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income        $(20,370,292)         $ (16,070,390)
    In excess of net
        investment income                       --               (106,072)
--------------------------------------------------------------------------------
Total distributions to
    shareholders                      $(20,370,292)         $ (16,176,462)
--------------------------------------------------------------------------------
Transactions in shares of
    beneficial interest --
    Proceeds from sale of
        shares                        $ 98,227,680          $  80,417,886
    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared           9,645,120              7,492,221
    Cost of shares redeemed            (70,817,921)           (36,889,924)
--------------------------------------------------------------------------------
Net increase in net assets
    from Fund share transactions      $ 37,054,879          $  51,020,183

--------------------------------------------------------------------------------

Net increase in net assets            $ 17,437,833          $  63,678,286
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $207,522,004          $ 143,843,718
--------------------------------------------------------------------------------
At end of year                        $224,959,837          $ 207,522,004
--------------------------------------------------------------------------------


Accumulated distributions
in excess of net
investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                        $   (398,049)         $  (1,011,107)
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                     Year Ended September 30,
                                                                  ----------------------------------------------------------------
                                                                    1998        1997        1996         1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                              $    8.70    $   8.12   $    7.92    $    7.90     $    8.40
----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             $    0.81    $   0.79   $    0.80    $    0.82     $    0.83
Net realized and unrealized gain (loss)                               (0.70)       0.57        0.21         0.02         (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                      $    0.11    $   1.36   $    1.01    $    0.84     $    0.36
----------------------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                        $   (0.78)   $  (0.77)  $   (0.80)   $   (0.82)    $   (0.81)
In excess of net investment income                                      --        (0.01)      (0.01)         --          (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $   (0.78)   $  (0.78)  $   (0.81)   $   (0.82)    $   (0.86)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- end of year                                    $    8.03    $   8.70   $    8.12    $    7.92     $    7.90
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                      0.98%      17.68%      13.41%       11.25%         4.25%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                           $ 224,960    $207,522   $ 143,844    $ 106,414     $ 103,482
Ratios (As a percentage of average daily net assets):
    Expenses                                                           1.04%       1.05%       1.07%        1.09%         1.04%
    Net investment income                                              9.22%       9.32%       9.96%       10.50%         9.75%
Portfolio Turnover                                                      141%        105%         81%          84%           70%
----------------------------------------------------------------------------------------------------------------------------------

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.


                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Income Fund of Boston (the Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date.

   C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1998, the Trust, for federal income tax purposes, had a capital loss carryover of $6,521,922 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2000 ($4,074,267), 2003 ($1,177) and 2004 ($2,446,478).

   D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   E Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

   F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess

Eaton Vance Income Fund of Boston as of September 30, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                      Year Ended             Year Ended
                                      September 30, 1998     September 30, 1997
   -----------------------------------------------------------------------------

   Sales                                      11,188,933              9,696,558

   Issued to shareholders electing to
     receive payment of distributions
     in Trust shares                           1,110,097                901,943

     Redemptions                              (8,116,055)            (4,456,378)
   -----------------------------------------------------------------------------
     Net increase                              4,182,975              6,142,123
   -----------------------------------------------------------------------------


4  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee, computed at a monthly rate of 5/96 of 1% (0.625% annually) of the Trust's average monthly net assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Trust's principal underwriter, received approximately $117,612 of the sales charge on sales of Trust shares during the year ended September 30, 1998. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.


5  Service Plan
   -----------------------------------------------------------------------------
   The Trustees on behalf of the Trust have adopted a Service Plan (the Plan) designed to meet the requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan provides that the Trust may make service fee payments to the Principal Underwriter, Authorized Firms or other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Trust to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Trust's average daily net assets for any fiscal year which is attributable to shares of the Trust sold on or after May 22, 1989, by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. Pursuant to the Plan, the Trust paid or accrued $342,391 under the Plan to the Principal Underwriter and Authorized Firms during the year ended September 30, 1998.


6  Financial Instruments
   -----------------------------------------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at September 30, 1998 is as follows:

   Forward Foreign Currency Exchange Contracts

     Sales
   -----------------------------------------------------------------------------

                                                                  Net Unrealized
     Settlement                          In Exchange For          Appreciation
     Date            Deliver             (in U.S. dollars)        (Depreciation)
   -----------------------------------------------------------------------------

     2/1/99         Deutsche Marks                $553,803               $1,294
                    920,420
   -----------------------------------------------------------------------------
                                                  $553,803               $1,294
   -----------------------------------------------------------------------------


7  Line of Credit
   -----------------------------------------------------------------------------
   The Trust participates with other funds and portfolios managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of

Eaton Vance Income Fund of Boston as of September 30, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   banks. The Trust may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the year ended September 30, 1998.


8  Purchases and Sales of Investments
   -----------------------------------------------------------------------------
   The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $343,698,832 and $309,613,288, respectively, for the year ended September 30, 1998.


9  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at September 30, 1998, as computed on a federal income tax basis, were as follows:

   Aggregate cost                                                  $235,969,734
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $  4,092,407
   Gross unrealized depreciation                                    (19,185,646)
   -----------------------------------------------------------------------------
   Net unrealized depreciation                                     $(15,093,239)
   -----------------------------------------------------------------------------


10 Restricted Securities
   -----------------------------------------------------------------------------
   At September 30, 1998, The Trust owned the following securities (representing 0.60% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                                Date of
   Description                  Acquisition    Shares/Face    Cost    Fair Value
   -----------------------------------------------------------------------------
   Preferred Stocks
   -----------------------------------------------------------------------------
   Unisite, Inc., 8.5% (PIK)    12/19/97          1,080     $499,949  $  534,353
   Allegiance Telecom, Inc.      5/28/98-
     Wts. Exp. 2/15/08           6/10/98          6,230            0      67,845
   America Mobile, Wts.
     Exp. 4/01/08                7/30/98            900            0           0
   Cellnet Data Systems, Inc.,
     Wts., Exp. 10/1/07         12/12/97          2,000            0          20
   Concentric Network Corp.,
     Wts.                        4/22/98            800            0      42,296
   Esat Holdings, Ltd., Wts.     1/24/97-
                                 5/28/97            900            0      31,500
   Gulf States Steel, Wts.       8/23/95            600            0          30
   Hyperion Telecommunications,
     Inc., Common                6/24/98          6,060           19      33,391
   Intermedia Communications,    1/15/98-
     Inc., Common                7/15/98          1,649       56,366      40,566
   Jordan Telecom Products,
     Inc., Common                1/30/98            700            0           0
   Loral Space & Communications
     Ltd., Common                6/23/98          1,036           25      15,929
   Metronet Communications,
     Common                      8/25/98            772            9      13,791
   Microcell Telecommunication,
     Wts.                       10/29/96         14,600      161,925     195,607
   Nextel Communications,
     Common                      9/05/97          2,788       45,000      56,106
   Nextel Communications,
     Wts., Exp. 4/25/99         10/04/94          1,800            0       1,080
   Orbital Imaging Corp., Wts.   5/28/98            940            0           0
   Primus Telecommunications,
     Wts., Exp. 8/1/04          10/31/97          1,150            0      40,250
   Specialty Foods Acq.
     Corp., Common               8/10/93         12,000        8,722         120
   Star Choice Communication,
     Wts.                        4/29/98          4,632            0           0
   Sterling Chemicals
     Holdings, Common            6/23/98          2,400           24      21,300
   21st Century Telecom
     Group, Wts                  6/24/98            200            0           0
   UIH Australia/Pacific
     Inc., Wts.                  3/05/98            900            0           9
   Unisite, Inc., Wts.          12/09/97            750            0           0
   United International
     Holdings, Inc., Wts.,
     Exp. 11/15/99              11/16/94          1,960       55,546       4,900
   Verio, Inc., Wts.             5/12/98-
                                 5/13/98          6,400      266,000     250,944
   Versatel Telecom, B. V.
     Wts.                        8/11/98          1,960            0           0
   -----------------------------------------------------------------------------
                                                          $1,093,585  $1,350,037
   -----------------------------------------------------------------------------

Eaton Vance Income Fund of Boston  as of September 30, 1998

INDEPENDENT ACCOUNTANTS' REPORT



To the Trustees and Shareholders
of Eaton Vance Income Fund of Boston:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                  PricewaterhouseCoopers LLP
                                  Boston, Massachusetts
                                  November 6, 1998

Eaton Vance Income Fund of Boston as of September 30, 1998

INVESTMENT MANAGEMENT


Eaton Vance Income Fund of Boston

Officers
M. Dozier Gardner
President and Trustee

Michael W. Weilheimer
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Robert Gluck
Management Consultant

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Kenneth C. Knight
Consultant

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

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

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

Investment Adviser of Eaton Vance
Income Fund of Boston
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02116
(617)482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA02116


Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA  02109






Eaton Vance Income Fund of Boston
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     IBSRG 11/98